Exhibit 10.10



                              GUARANTY AGREEMENT
                              ------------------

                  This Guaranty Agreement (as such agreement may be amended, restated, or otherwise modified from time to time, this "Guaranty Agreement"), is executed and delivered effective as of September 8, 2004, by each of the undersigned Guarantors with respect to the indebtedness, liabilities, and obligations of Friedman's Inc., a Delaware corporation (the "Company"), under the Letter Agreements defined hereinbelow, as follows:

                                   Recitals:
                                   --------

                  A. This Guaranty Agreement is required by the Letter Agreements (as defined below), and each Guarantor's execution and delivery hereof is a condition (among other conditions) to the extension of trade credit to the Company under the Letter Agreements.

                  B. Concurrently herewith, Guarantors and the Collateral Trustee have executed and entered into the Security Agreement, which provides for the obligations hereunder to be secured on the terms and conditions prescribed therein.

                  C. Each Guarantor has determined that (i) it will directly and indirectly benefit from the availability of financing to Company under the Letter Agreements, (ii) it will benefit, directly and indirectly, from executing and delivering this Guaranty Agreement, (iii) it is in such Guarantor's best interest, and within its corporate purpose, to execute and deliver and, if called upon to do so, to perform its obligations under this Guaranty Agreement, and (iv) execution and delivery of this Guaranty Agreement is necessary or convenient to the conduct, promotion, and attainment of the business of such Guarantor.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor jointly and severally hereby agrees as follows:

                  1. Definitions:

                      (a) The following terms shall have the following meanings where used in this Guaranty Agreement:

                  "Approved Trade Creditors" means each creditor who is a party to a Letter Agreement.

                  "Collateral Trust Agreement" means that certain Collateral Trust Agreement, dated as of the date hereof, among Friedman's Inc. and other parties identified therein, as Grantors, and William Kaye as Collateral Trustee.

                  "Collateral Trustee" means William Kaye, in its capacity as collateral trustee for the Approved Trade Creditors under the Letter Agreements and the Collateral Trust Agreement.

                  "Guaranteed Obligations" means, at any time, all indebtedness, liabilities, and obligations of Company that are to be secured pursuant to the terms of any Letter Agreement.

                  "Guarantor" means (a) each of the undersigned Subsidiaries of Friedman's, Inc. and (b) each other Person, if any, that becomes a party to this Guaranty Agreement after the Closing Date, by joinder or otherwise, and in each such case their respective successors and assigns, and "Guarantors" means all of such Persons, collectively.

                  "Letter Agreements" means, collectively, each Secured Trade Credit Program Letter Agreement (each, together with the "Terms and Conditions and Statement of Qualifications" attached thereto, a "Letter Agreement") executed and delivered from time to time by a trade creditor of Company and accepted in writing by Company.

                  "Security Agreement" means that certain Security Agreement, dated as of September 8, 2004 and entered into by and among Company, Guarantors and Collateral Trustee, as amended, supplemented or otherwise modified from time to time.

                  "Trade Creditor Lien Documents" means, collectively, this Guaranty, the Security Agreement, the Collateral Trust Agreement, the Intercreditor Agreement and the Letter Agreements.

                      (b) Terms defined in the Collateral Trust Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings in this Guaranty Agreement as are set forth in the Collateral Trust Agreement, and each of such definitions is incorporated herein by reference. Each Guarantor expressly acknowledges that it has read and is familiar with all such incorporated definitions and agrees that they shall have the same effect and enforceability in this Guaranty Agreement as though set forth herein at length.

                  2. Guaranty of Guaranteed Obligations. This Guaranty Agreement is executed by each Guarantor pursuant to the Letter Agreements and is for the benefit of the Collateral Trustee and the Approved Trade Creditors. As an inducement to the Approved Trade Creditors to extend and continue to extend credit and other financial accommodations to Company under the Letter Agreements, each Guarantor, for value received, does hereby jointly and severally, unconditionally, irrevocably, and absolutely guarantee the prompt and full payment and performance of the Guaranteed Obligations when due and at all times thereafter; provided, however, that each Guarantor's liability under this Guaranty Agreement shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under any applicable law, in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such laws, and after giving effect to the value, as assets (as determined under the applicable provisions of such laws) of any rights of such Guarantor to contribution, indemnity, and/or subrogation from Company or other Person pursuant to any applicable law or any agreement providing for an equitable allocation among such Guarantor and any such other Person of their respective obligations thereunder.

                  3. Nature of Guaranty; Limited Recourse. This Guaranty Agreement is and shall be an absolute, unconditional, irrevocable, and continuing unlimited guaranty of payment, and not solely of collection. Each Guarantor guarantees that, subject to the terms and conditions of the Intercreditor Agreement, the Guaranteed Obligations will be paid strictly in accordance with the terms of the Letter Agreements, without setoff or counterclaim, and regardless of any applicable law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Trustee and the Approved Trade Creditors with respect thereto. Subject to the terms and provisions of the Intercreditor Agreement, the Guaranteed Obligations may be increased, reduced, or paid in full at any time and from time to time without affecting the liability or obligation of any Guarantor under this Guaranty Agreement with respect to all Guaranteed Obligations, whenever incurred or arising. All Guaranteed Obligations now or hereafter arising shall be conclusively presumed to have been made or acquired in acceptance hereof. Each Guarantor shall be liable, jointly and severally, with Company and any other Person now or hereafter obligated in respect of the Guaranteed Obligations, or any portion thereof. It is the intention of each Guarantor and the Collateral Trustee and the Approved Trade Creditors that, except as otherwise provided in this Guaranty Agreement, such Guarantor's indebtedness, liabilities, and obligations hereunder shall not be discharged except by such Guarantor's full and complete payment and performance of such indebtedness, liabilities, and obligations and then only to the extent of such payment and performance (to the extent not otherwise satisfied by Company or any other Person now or hereafter obligated in respect of the Guaranteed Obligations).

                  Notwithstanding anything to the contrary in this Guarantee Agreement or any other Trade Creditor Lien Document, the Collateral Trustee hereby acknowledges, and each Approved Trade Creditor by execution of the Letter Agreement to which it is a party hereby acknowledges, that (a) the performance of the Guaranteed Obligations by each Guarantor shall be enforced solely against the Collateral, (b) any such enforcement shall be subject to the provisions of the other Trade Creditor Lien Documents, (c) no deficiency after applying the net proceeds received from any foreclosure or sale of the Collateral (or any part thereof) shall ever be asserted against any Guarantor, and (d) the obligations of the Guarantors and the rights and remedies of the Approved Trade Creditors and the Collateral Trustee hereunder shall be subject to the terms and provisions of the Intercreditor Agreement.



                  4. Representations and Warranties. Each Guarantor hereby represents and warrants to the Collateral Trustee and the Approved Trade Creditors as follows:

                       (a) Such Guarantor has received and will receive a direct and indirect material benefit from the transactions evidenced by and contemplated in the Letter Agreements and the other Trade Creditor Lien Documents. This Guaranty Agreement is given by such Guarantor in furtherance of the direct and indirect business interests and corporate purposes of such Guarantor, and is necessary to the conduct, promotion, and attainment of the businesses of Company and such Guarantor. The value of the consideration received and to be received by such Guarantor is reasonably worth at least as much as the liability and obligation of such Guarantor hereunder.

                       (b) Such Guarantor is currently informed of the financial condition of Company and any and all other Persons obligated in respect of the Guaranteed Obligations and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Such Guarantor has read and understands the terms and conditions of the Trade Creditor Lien Documents. Such Guarantor is familiar with, and has had an opportunity to review the books and records regarding, the financial condition of Company and is familiar with the value of any and all property intended to be security for the payment of all or any part of the Guaranteed Obligations; provided, however, such Guarantor is not relying on such financial condition or the existence or value of any such security as an inducement to enter into this Guaranty Agreement. Such Guarantor has adequate means to obtain, on a continuing basis, information concerning the financial condition of Company. Such Guarantor has not been induced to enter into this Guaranty Agreement on the basis of a contemplation, belief, understanding, or agreement that any Person other than such Guarantor will be liable to pay the Guaranteed Obligations. Neither the Collateral Trustee nor any Approved Trade Creditor has made any representation, warranty, or statement to such Guarantor in order to induce such Guarantor to execute this Guaranty Agreement.

                  5. Obligations Not Impaired. Each Guarantor agrees that, subject to the provisions of paragraph 3 hereof and the terms and provisions of the Intercreditor Agreement, its obligations hereunder shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) lack of organizational authority of Company; (b) any receivership, insolvency, bankruptcy, or other proceedings affecting Company or any of its respective property; (c) partial or total release or discharge of Company or other Person from the performance of any obligation contained in any instrument or agreement evidencing, governing, or securing all or any part of the Guaranteed Obligations, whether occurring pursuant to any applicable law or otherwise; (d) any change in the time, manner, or place of payment of, or in any other term of, or any increase in the amount of, all the Guaranteed Obligations, or any portion thereof, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, any of the Trade Creditor Lien Documents; (e) the taking or accepting of any collateral security for all or any part of the Guaranteed Obligations, this Guaranty Agreement, or any other guaranty; (f) the taking or accepting of any other guaranty for all or any part of the Guaranteed Obligations; (g) any failure to acquire, perfect, or continue any lien on any collateral securing all or any part of the Guaranteed Obligations or on any other guaranty of the Guaranteed Obligations; (h) any exchange, release, or subordination of any lien on any Collateral, or any release, amendment, waiver, or subordination of any term of any guaranty of the Guaranteed Obligations or any other impairment of any collateral security or guaranty now or hereafter securing all or any part of the Guaranteed Obligations; (i) any failure to dispose of any collateral security at any time securing all or any part of the Guaranteed Obligations or this Guaranty Agreement in a commercially reasonable manner or as otherwise may be required by any applicable law; (j) any merger, reorganization, consolidation, or dissolution of Company, any Guarantor, or any other guarantor of the Guaranteed Obligations, any sale, lease, or transfer of any or all of the assets of Company, any Guarantor, or any other guarantor of the Guaranteed Obligations, or any change in name, business, organization, location, composition, structure, or organization of Company, any Guarantor, or any other guarantor of the Guaranteed Obligations; (k) any change in the shareholders of Company, any Guarantor, or any other guarantor of the Guaranteed Obligations; (l) any invalidity or unenforceability of or defect or deficiency in any of the Trade Creditor Lien Documents; (m) avoidance or subordination of the Guaranteed Obligations, or any portion thereof, (n) the unenforceability of all or any part of the Guaranteed Obligations against Company because any interest contracted for, charged, or received in respect of the Guaranteed Obligations exceeds the amount permitted by any applicable law; (o) any waiver, consent, extension, forbearance, or granting of any indulgence by the Collateral Trustee or the Approved Trade Creditors with respect to the Guaranteed Obligations or any provision of any of the Trade Creditor Lien Documents; (p) any delay in or lack of enforcement of any remedies under the Trade Creditor Lien Documents; (q) the act of creating all or any part of the Guaranteed Obligations is ultra vires, or the officers or other representatives creating all or any part of the Guaranteed Obligations acted in excess of their authority; (r) any election of remedies by the Collateral Trustee or the Approved Trade Creditors; (s) any of the Trade Creditor Lien Documents were forged; (t) the election by the Collateral Trustee or any of the Approved Trade Creditors in any proceeding under the Bankruptcy Code of the application of Section 1111(b)(2) thereof; (u) any borrowing or grant of a security interest by Company, as debtor-in-possession, under Section 364 of the Bankruptcy Code; (v) the disallowance in bankruptcy of all or any portion of the claims of the Collateral Trustee or any of the Approved Trade Creditors for payment of any of the Guaranteed Obligations; or (w) any other circumstance which might otherwise constitute a legal or equitable discharge or defense available to Company or any Guarantor (other than that the Guaranteed Obligations shall have been paid and performed in full).

                  6. Consent and Waiver.

                       (a) Each Guarantor hereby waives to the fullest extent permitted by applicable law: (i) notice of acceptance of this Guaranty Agreement; (ii) notice of any Letter Agreements or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations; (iv) notice of any adverse change in the financial condition of Company or any other Person or of any other fact that might increase or otherwise change such Guarantor's risk with respect to the Guaranteed Obligations, Company, or any other Person under this Guaranty Agreement; (v) notice of any of the events or circumstances enumerated in paragraph 5 hereof, and all other notices and demands to which such Guarantor might otherwise be entitled (except if such notice is specifically required to be given to such Guarantor hereunder or under any of the Trade Creditor Lien Documents to which such Guarantor is a party); (vi) any requirement that the Collateral Trustee or any of the Approved Trade Creditors protect, secure, perfect, or insure the Collateral Trustee's lien on any Collateral or other property as security for the Guaranteed Obligations or exhaust any right or take any action against Company or any other Person or any Collateral or any other property subject to a lien; (viii) the benefit of any statute of limitation applicable to enforcement of the Guaranteed Obligations, or any portion thereof, or any liens on the Collateral or other property as security for the Guaranteed Obligations or this Guaranty Agreement; (ix) all rights by which such Guarantor might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Obligations or require suit against Company or any other Person; or (x) any other defense of Company or any other Person (other than that the Guaranteed Obligations shall have been paid and performed in full).

                       (b) Subject to the provisions of paragraph 3, each Guarantor hereby waives and agrees not to assert against the Collateral Trustee or any Approved Trade Creditor, to the extent allowed by any applicable law: (i) any defense, setoff, counterclaim, or claim of any kind or nature available to Company or any other Person against the Collateral Trustee or any Approved Trade Creditor, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any lien on the Collateral or any other property as security for the Guaranteed Obligations; or (ii) any right or defense arising by reason of any claim or defense based upon an election of remedies by the Collateral Trustee or any Approved Trade Creditor under any applicable law.

                       (c) Each Guarantor waives, and agrees that, except as otherwise provided in paragraph 3 hereof, its liability hereunder shall not be affected by, any neglect, delay, omission, failure, or refusal of the Collateral Trustee or any Approved Trade Creditor to
         (i) exercise or properly or diligently exercise any right or remedy with respect to any or all of the Guaranteed Obligations or the collection thereof or any Collateral or other security for or guaranty of the Guaranteed Obligations, or any portion thereof, (ii) take or prosecute, or properly or diligently take or prosecute, any action for the collection of any or all of the Guaranteed Obligations against Company, such Guarantor, or any other Person in respect of any or all of the Guaranteed Obligations, (iii) foreclose or prosecute, or properly or diligently foreclose or prosecute, any action in connection with any agreement, document or instrument or arrangement evidencing, securing, or otherwise affecting all or any part of the Guaranteed Obligations, or (iv) mitigate damages or take any other action to reduce, collect, or enforce the Guaranteed Obligations;

                       (d) Subject to paragraph 3 hereof and the Intercreditor Agreement and the Collateral Trust Agreement, the Collateral Trustee may at any time, without the consent of or notice to any Guarantor, without incurring responsibility to any Guarantor and without impairing, releasing, reducing, or affecting the obligations of any Guarantor hereunder: (i) change the manner, place, or terms of payment of all or any part of the Guaranteed Obligations, or renew, extend, modify, rearrange, refinance, refund, or alter all or any part of the Guaranteed Obligations; (ii) sell, exchange, release, surrender, subordinate, realize upon, or otherwise deal with in any manner and in any order any Collateral or setoff against all or any part of the Guaranteed Obligations; (iii) neglect, delay, omit, fail, or refuse to take or prosecute any action for the collection of all or any part of the Guaranteed Obligations or this Guaranty Agreement or to take or prosecute any action in connection with any of the Trade Creditor Lien Documents; (iv) exercise or refrain from exercising any rights against Company or other Person, or otherwise act or refrain from acting; (v) settle or compromise all or any part of the Guaranteed Obligations and subordinate the payment of all or any part of the Guaranteed Obligations to the payment of any indebtedness, liabilities, or obligations which may be due or become due to the Collateral Trustee or the Approved Trade Creditors or others; (vi) apply any deposit balance, fund, payment, collections through process of law or otherwise or other property of Company to the satisfaction and liquidation of indebtedness or obligations of any of Company to the Collateral Trustee or the Approved Trade Creditors, if any, not guaranteed under this Guaranty Agreement;
         (vii) release all or any one or more parties to any one or more of the Trade Creditor Lien Documents or grant other indulgences to Company or any other Person in respect thereof; (viii) amend or modify in any manner and at any time (or from time to time) any of the Trade Creditor Lien Documents; (ix) partially or fully release or substitute any guarantor, or enforce, exchange, release, or waive any security for the Guaranteed Obligations, or any portion thereof, (x) bring suit against any and all Persons liable or obligated in respect of the Guaranteed Obligations, collectively together, jointly and severally or separately, and apply any amounts obtained by the Collateral Trustee in such manner as the Collateral Trustee may elect, subject to the Trade Creditor Lien Documents; and (xi) apply any sums paid to the Collateral Trustee or the Approved Trade Creditors by any Guarantor, or Company, or any other Person to the Guaranteed Obligations as provided by the Trade Creditor Lien Documents.

                       (e) Subject to the terms and provisions of the Intercreditor Agreement, should the Collateral Trustee seek to enforce the obligations hereunder by action in any court or otherwise, each Guarantor waives any requirement, substantive or procedural, that (i) rights or remedies be enforced first against Company, or any other Person liable for all or any part of the Guaranteed Obligations, including, without limitation, that a judgment first be rendered against any such Person, or that Company or any other such Person should be joined in such cause or (ii) except as provided in paragraph 3 hereof, enforcement shall first be made against any Collateral or other property which shall ever have been given to secure all or any part of the Guaranteed Obligations or this Guaranty Agreement. Such waiver shall be without prejudice to the Collateral Trustee's right, at its option, but subject to the terms and provisions of the Intercreditor Agreement, to proceed against Company or any other Person, whether by separate action or by joinder.

                       (f) Each Guarantor hereby assumes sole responsibility for keeping itself informed of the financial condition of Company and any other Person liable for all or any part of the Guaranteed Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations or any part thereof. Each Guarantor hereby agrees that neither the Collateral Trustee nor any Approved Trade Creditor shall have any obligation or duty to advise such Guarantor of information known to any of them regarding such condition or any such circumstance.

                       (g) Each Guarantor consents and agrees that, except as provided in the Intercreditor Agreement, neither the Collateral Trustee nor any of the Approved Trade Creditors shall be under any obligation to marshal any assets in favor of such Guarantor or otherwise in connection with obtaining payment of any or all of the Guaranteed Obligations from any Person or source.

                       (h) Each Guarantor agrees that to the extent permitted under the Trade Creditor Lien Documents and any applicable law the Collateral Trustee may, at any time and from time to time in its discretion and with or without valuable consideration, allow substitution or withdrawal of Collateral or other security and release Collateral or other security.

                       (i) Each Guarantor agrees that neither the Collateral Trustee nor any Approved Trade Creditors shall be liable for any failure to use diligence or care in the collection of the Guaranteed Obligations, in the creation or perfection of any lien, security interest or assignment intended as security, or in preserving the liability of any Person liable or obligated on the Guaranteed Obligations.

                  7. No Waiver, Remedies.

                       (a) No failure on the part of the Collateral Trustee to exercise, and no delay or omission by the Collateral Trustee in exercising, any right or remedy hereunder shall impair such right or remedy or operate or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy hereunder. In no event shall any waiver of the provisions of this Guaranty Agreement be effective unless the same be in writing and signed by an officer of the Collateral Trustee, and then only in the specific instance and for the purpose given. The remedies herein provided are cumulative and not exclusive of any remedies provided by any applicable law or any of the other Trade Creditor Lien Documents.

         Failure by the Collateral Trustee or any Approved Trade Creditor at any time or times hereafter to require strict performance by Company, any Guarantor, or any other Person, of any of the requirements contained in any of the Trade Creditor Lien Documents now or at any time, from time to time, hereafter executed and delivered by Company, any Guarantor, or any such other Person shall not waive, affect, or diminish the right to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of the Collateral Trustee or any Approved Trade Creditor, or any agent, officer, or employee thereof, respectively.

                  8. Cumulative Remedies; No Election.

                       (a) If any Guarantor is or becomes liable or obligated for the Guaranteed Obligations, by endorsement or otherwise, other than under this Guaranty Agreement, such liability or obligation shall not be in any manner impaired or affected hereby, and the rights and remedies of the, Collateral Trustee hereunder shall be cumulative of any and all other rights and remedies that the Collateral Trustee or any Approved Trade Creditor may ever have against such Guarantor. All rights and remedies of the Collateral Trustee hereunder are cumulative of each other and of every other right or remedy which the Collateral Trustee or any Approved Trade Creditor may otherwise have at law or in equity or under any other contract or document, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies. The exercise by the Collateral Trustee or any Approved Trade Creditor of any right or remedy hereunder or under any other agreement, document, or instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Subject to the terms and provisions of the Intercreditor Agreement, this Guaranty Agreement may be enforced from time to time as often as occasion for enforcement may arise as may be determined by the Collateral Trustee, and it is agreed and understood that it shall not be necessary for the Collateral Trustee, in order to enforce payment by any Guarantor, first to exercise any rights or remedies against Company or any other Person under the Trade Creditor Lien Documents or any applicable law.

                       (b) Nothwithstanding anything to the contrary in this Agreement or in the Trade Creditor Lien Documents, (i) the Collateral Trustee shall have no rights, power or authority with respect to the Guaranty which are greater than the rights, power or authority that would have been conferred upon the Approved Trade Creditors if this Guaranty had been made in favor of the Approved Trade Creditors, and
         (ii) the Collateral Trustee has only the rights, powers and authority conferred upon the Collateral Trustee under the terms of the Collateral Trust Agreement.

                  9. Binding Effect. Neither the Collateral Trustee nor the Approved Trade Creditors may assign their rights and/or duties hereunder without the prior written consent of the Guarantors given at the Guarantors' sole discretion, except as provided in the Letter Agreements, it being understood that any such assignee's rights with respect to the Collateral and this Guaranty Agreement shall be limited as set forth herein. Any other attempted assignment by any Approved Trade Creditor without the Guarantors' prior written consent, other than as set forth in the immediately preceding sentence, shall be void and shall void such Approved Trade Creditor's participation in the Program (as defined in the applicable Letter Agreement) in accordance with the applicable Letter Agreement. This Guaranty Agreement is binding upon each Guarantor, and its successors and assigns

                  10. Contribution and Indemnification. To the extent that any Guarantor shall repay any of the Guaranteed Obligations (any such payment hereinafter being called an "Accommodation Payment") then the Guarantor making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors hereunder in an amount, for each of such other Guarantors, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Guarantor's Allocable Amount (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Guarantors. As of any date of determination, the "Allocable Amount" of each Guarantor shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Guarantor hereunder without (a) rendering such Guarantor "insolvent" within the meaning of Section 101 (31) of the Bankruptcy Code,
Section 2 of the Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"), (b) leaving such Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or
Section 5 of the UFCA. All rights and claims of contribution, indemnification, and reimbursement under this paragraph shall be subordinate in right of payment to the prior payment in full of the Guaranteed Obligations. The provisions of this paragraph shall, to the extent expressly inconsistent with any provision in any Trade Creditor Lien Document, supersede such inconsistent provision.

                  11. Invalid Provisions. If any provision of this Guaranty Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Guaranty Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Guaranty Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable. Notwithstanding any language to the contrary contained herein, no provision herein or in any other Trade Creditor Lien Document evidencing the Guaranteed Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by any applicable law.

12.      Modifications; Termination.

                       (a) No modification, consent, amendment, or waiver of any provision of this Guaranty Agreement, and no consent to any departure by any Guarantor herefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of the Collateral Trustee and, as to any modification or amendment, the Guarantors, and then shall be effective only in the specific instance and for the specific purpose for which given; provided that notwithstanding anything to the contrary set forth herein, (i) this Guaranty Agreement may be terminated as provided below in this paragraph 12 and (ii) this Guaranty Agreement may be amended or otherwise modified from time to time (A) as provided in the Intercreditor Agreement and (B) by notice from any Guarantor to the Collateral Trustee and the Trust Board (except that no such modification or termination under this clause (ii)(B) that adversely affects the Collateral Trustee or the Approved Trade Creditors in any material respect shall be effective as to any guaranty hereunder of any Guaranteed Obligations outstanding at the time of such notice unless agreed to in writing by the Collateral Trustee).

                       (b) Upon the payment in full of all Guaranteed Obligations under the Letter Agreements this Guaranty Agreement shall automatically terminate.

                       (c) The guaranties hereunder shall cease to apply to any Guaranteed Obligations to an Approved Trade Creditor to the extent such Guaranteed Obligations cease to be secured under the Security Agreement in accordance with the terms of any Letter Agreement with such Approved Trade Creditor.

                       (d) The guaranty hereunder of any Guarantor shall automatically terminate if and when such Guarantor is conveyed, sold or otherwise transferred or disposed of in accordance with the terms of the Senior Credit Agreement, the Senior Security Agreements or the Intercreditor Agreement.

         Upon any termination of this Guaranty Agreement, Collateral Trustee will, at Guarantors' expense, execute and deliver to Guarantors such documents as any Guarantor shall reasonably request to evidence such termination.

                  13. Governing Law; Choice of Forum: Service of Process.

                       (a) THIS GUARANTY AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE GUARANTORS, THE COLLATERAL TRUSTEE, AND THE APPROVED TRADE CREDITORS SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                       (b) ALL JUDICIAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF GEORGIA, CHATHAM COUNTY OR THE STATE OF NEW YORK, NEW YORK COUNTY. BY EXECUTING AND DELIVERING THIS GUARANTY AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH PARAGRAPH 14;
         (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT COLLATERAL TRUSTEE RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

                  14. Notices. Unless otherwise specifically provided in this Guaranty Agreement, all notices or other communications required or permitted to be given under this Guaranty Agreement shall be given as specified in the Collateral Trust Agreement.

                  15. Survival. All representations, warranties, covenants, and agreements of each Guarantor in this Guaranty Agreement shall survive the execution of this Guaranty Agreement.

                  16. Counterparts. This Guaranty Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same Guaranty Agreement. A telecopy of any such executed counterpart shall be deemed valid as an original.

                  17. Litigation: Waiver of Trial by Jury. GUARANTORS AND COLLATERAL TRUSTEE HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Guarantors and Collateral Trustee acknowledge that this waiver is a material inducement for Guarantors and Collateral Trustee to enter into a business relationship, that Guarantors and Collateral Trustee have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Guarantors and Collateral Trustee further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS PARAGRAPH 17 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AGREEMENT. In the event of litigation, this Guaranty Agreement may be filed as a written consent to a trial by the court.

                  18. Headings. The paragraph headings in this Guaranty Agreement are for convenience of identification only and do not limit any of the provisions hereof.

                  19. Consideration. Each Guarantor acknowledges and expressly agrees with the Collateral Trustee and each Approved Trade Creditors that the execution and delivery of this Guaranty Agreement by such Guarantor is required solely as a condition to, and is given solely as inducement for and in consideration of, credit or accommodations extended or to be extended under the Trade Creditor Lien Documents to any or all of Company and is not required or given as a condition of any extensions of credit to such Guarantor.

                 [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned have executed this Guaranty Agreement as of the effective date specified in the introductory paragraph hereinabove.

                                    THE GUARANTORS:
                                    --------------

                                    FRIEDMAN'S FLORIDA PARTNERSHIP

                                    By      Friedman's Management Corp., its
                                            managing partner

                                           By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                    FI STORES LIMITED PARTNERSHIP

                                    By:     Friedman's Inc., its general partner


                                           By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                    FRIEDMAN'S HOLDING CORP.

                                    By:   /s/ C. Steven Moore
                                       ---------------------------------
                                       Name:  C. Steven Moore
                                       Title:


                                    FRIEDMAN'S MANAGEMENT CORP.

                                    By:   /s/ C. Steven Moore
                                       ---------------------------------
                                       Name:  C. Steven Moore
                                       Title:

                                    FCJV HOLDING CORP.

                                    By:   /s/ C. Steven Moore
                                       ---------------------------------
                                       Name:  C. Steven Moore
                                       Title:


                                    FCJV, L.P.

                                    By:   FCJV Holding Corp., its general
                                          partner

                                    By:   /s/ C. Steven Moore
                                       ---------------------------------
                                       Name:  C. Steven Moore
                                       Title:


                                    FRIEDMAN'S INVESTMENTS LLC

                                    By:   /s/ C. Steven Moore
                                       ---------------------------------
                                       Name:  C. Steven Moore
                                       Title:


                                    FRIEDMAN'S BENEFICIARY INC.

                                    By:   /s/ C. Steven Moore
                                       ---------------------------------
                                       Name:  C. Steven Moore
                                       Title: